UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023 (May 18, 2023)

_______________________________________________________
ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)
_______________________________________________________

Delaware	001-39162	84-2745636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400
Pittsburgh, Pennsylvania	15212-5872
(Address of principal executive offices)	(Zip Code)

(412) 992-2500
(Registrant’s telephone number, including area code)
________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 18, 2023, Arconic Corporation (the "Company") held its annual meeting of shareholders (the "Annual Meeting"), at which the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2023 and distributed to the Company’s shareholders commencing on or about April 5, 2023 (the "Proxy Statement") were presented to the shareholders. The Proxy Statement included a shareholder proposal requesting amendment of the Company’s governing documents to lower the stock ownership threshold and eliminate the holding period to call a special meeting of shareholders, which was presented for consideration at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders voted a total of 89,407,595 shares, representing approximately 90% of the Company’s outstanding voting stock. Set forth below are the final voting results for the matters submitted to a vote of shareholders at the Annual Meeting.

Proposal 1 – Election of Directors

At the Annual Meeting, the Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2024 annual meeting or until their respective successors are duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frederick A. Henderson	81,814,003	1,732,314	87,135	5,774,143
William F. Austen	83,094,633	450,774	88,045	5,774,143
Christopher L. Ayers	83,077,728	468,633	87,091	5,774,143
Margaret S. Billson	83,056,203	491,653	85,596	5,774,143
Jacques Croisetiere	83,085,489	461,928	86,035	5,774,143
Elmer L. Doty	56,115,813	27,429,485	88,154	5,774,143
Carol S. Eicher	82,092,269	1,454,090	87,093	5,774,143
Ellis A. Jones	82,757,626	787,916	87,910	5,774,143
Timothy D. Myers	83,135,841	422,411	75,200	5,774,143
E. Stanley O’Neal	68,627,904	14,919,208	86,340	5,774,143
Jeffrey Stafeil	83,096,031	450,085	87,336	5,774,143

Proposal 2 – Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,416,102	1,020,772	196,578	5,774,143

Proposal 3 – Ratification of Auditors

At the Annual Meeting, the Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,102,690	241,341	63,564	0

Proposal 4 – Shareholder Proposal

At the Annual Meeting, the Company’s shareholders did not approve the shareholder proposal included in the Proxy Statement requesting amendment of the Company’s governing documents to lower the stock ownership threshold and eliminate the holding period to call a special meeting of shareholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,568,471	67,736,869	328,112	5,774,143

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Exhibit

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC CORPORATION

Date: May 19, 2023	By:	/s/ Daniel G. Fayock
	Name:	Daniel G. Fayock
	Title:	Executive Vice President and Chief Legal Officer